UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November  29, 2012

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC. AND DELMARVA POWER & LIGHT COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01	Other Events.

At a meeting held on November 29, 2012, the Delaware Public Service Commission (the DPSC) approved a proposed settlement agreement (the Settlement) with respect to an application filed by Delmarva Power & Light Company (DPL), a wholly owned subsidiary of Pepco Holdings, Inc. (PHI), to increase DPL’s electric distribution rates in Delaware.  The Settlement provides for an annual increase in DPL’s electric distribution base rates by $22 million, based on a stipulated return on equity of 9.75%.  During 2012, DPL, with the approval of the DPSC, placed an aggregate of $24.8 million in requested rate increases into effect, subject to refund and pending the DPSC’s final order with respect to the application.  DPL will adjust the amounts billed that exceed the increase approved by the DPSC through a bill credit.

The Settlement also resolves an outstanding standard offer service (SOS) tax-related billing underrecovery, which will result in an additional recovery of approximately $3.4 million, to be collected by DPL in SOS rates ratably over a three-year period beginning on January 1, 2013.  The Settlement also provides for phase-in recovery of the costs associated with DPL’s advanced metering infrastructure and demand response equipment through base rates over a two-year period, assuming specific milestones are met and pursuant to the following schedule: 20% of the regulatory asset will be put into rates on January 1, 2013, 50% of the remaining regulatory asset will be put into rates on June 1, 2013, and the remainder will be put into rates on June 1, 2014.

Furthermore, as a part of the Settlement, the parties agreed to discuss several issues, including:

•	the establishment of metrics for the reporting and approval of future reliability projects to demonstrate how reliability investments benefit customers;
•	alternative regulatory methodologies, including, without limitation, multi-year rate plans; and
•	improving compliance with the financial reporting requirements under the Delaware Administrative Code.

When the DPSC releases its order approving the Settlement, PHI and DPL intend to make this order available on PHI’s website (http://www.pepcoholdings.com) as soon as reasonably practicable after it has been made publicly available by the DPSC.  When it is made publicly available, investors may access a copy of this order (among other documents and information) through the “Regulatory Filings” hyperlink on this website.  Information on PHI’s website should not be considered a part of or incorporated by reference into this Current Report on Form 8-K, and references to PHI’s website herein are intended to be made through inactive hyperlinks.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to PHI and DPL (each, a Reporting Company), including PHI’s subsidiaries, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs, estimates and current expectations of one or more Reporting Companies and such subsidiaries. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ and such subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.   Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or such subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

•
Changes in governmental policies and regulatory actions affecting the energy industry or one or more of the Reporting Companies specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;

•	The outcome of pending and future rate cases, including the possible disallowance of recovery of costs and expenses;

•	The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

•	Possible fines, penalties or other sanctions assessed by regulatory authorities against a Reporting Company or its subsidiaries;

•
The impact of adverse publicity and media exposure, which could render one or more Reporting Companies or such subsidiaries vulnerable to increased regulatory oversight and negative customer perception;

•	Weather conditions affecting usage and emergency restoration costs;

•	Population growth rates and changes in demographic patterns;

•	Changes in customer energy demand due to conservation measures and the use of more energy-efficient products;

•	General economic conditions, including the impact of an economic downturn or recession on energy usage;

•	Changes in and compliance with environmental and safety laws and policies;

•	Changes in tax rates or policies;

•	Changes in rates of inflation;

•	Changes in accounting standards or practices;

•	Unanticipated changes in operating expenses and capital expenditures;

•
Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation  and other applicable electric reliability organizations;

•	Legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company’s or its subsidiaries’ business and profitability;

•	Pace of entry into new markets;

•	Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and

•	Effects of geopolitical events, including the threat of domestic terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in Part I, Item 1A. Risk Factors and other statements in each Reporting Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended to include the executive compensation and other information required by Part III of Form 10-K (which information originally had been omitted as permitted by that form), as filed with the Securities and Exchange Commission (SEC), and in each Reporting Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as filed with the SEC, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and neither PHI nor DPL undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for PHI or DPL to predict all such factors, nor can the impact of any such factor be assessed on a Reporting Company’s or its subsidiaries’ business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  The foregoing factors should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	December 5, 2012	/s/ A. J. KAMERICK
Name: Anthony J. Kamerick Title: Executive Vice President and Chief Regulatory Officer

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